Exhibit 32.1
CERTIFICATION UNDER SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     The undersigned officers, Wayne M. Fortun, Chief Executive Officer of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), and John A. Ingleman, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (i)       the Annual Report on Form 10-K of the Company for the annual period ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (ii)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: December 4, 2007

/s/ Wayne M. Fortun
Wayne M. Fortun
President and Chief Executive Officer (principal executive officer)

Date: December 4, 2007

/s/ John A. Ingleman
John A. Ingleman
Senior Vice President and Chief Financial Officer (principal financial and accounting officer)